EXHIBIT 99.1


                      [OCEAN POWER CORPORATION LETTERHEAD]


29 January, 2002

Elektryon, Inc.
6565 Spencer Street
Las Vegas, Nevada  89119
Attention:  Michael Holmstrom, President

Re:    ASSET PURCHASE - TERM SHEET
       ---------------------------

Dear Mr. Holmstrom:

1. Ocean Power will purchase the assets of Elektryon including, but not limited to, all patents, records, customer lists, vendor lists, engineering drawings, parts, WIP and 32 Powermasters. (see Attachment A).

2. The transaction will close within 10 days of the expiration of the appeal period of an order issued by the Bankruptcy Court in Las Vegas, Nevada approving a Chapter 11 sale of assets to Ocean Power pursuant to an Asset Purchase Agreement that has been approved by the buyer and Elektryon.

3.     Payments:

      1. $7M of Ocean Power common stock upon closing the transaction as outlined in our LOI (at a share price equal to the 20 day average prior to achieving this milestone or at a minimum price of $2.00 per share).

       Conditions:

       a) Closing of a minimum of $250,000 of convertible debt to Ocean Power from the various Elektryon shareholders that have been reviewing this opportunity on or before February 2, 2002.

       b) The extension of the existing License Agreement from Elektryon to Ocean Power to the date of closing of the transaction with the initial payment waived.

       2. S&M of Ocean Power common stock, (at a share price equal to the 20 day average prior to achieving this milestone or $4.00 per share, whichever is greater,) when the first of the following occurs:

            i) Ocean Power certifies that Powermaster 7 has met the following performance milestones (more detail in attached sheet).

                  a)     10,000 hours of failure free operation at 90 kW
                  b)     meet SCAQMD emission requirements

            ii) When the Powermaster product line (including the 7-30 kW systems we plan on bringing in from Europe) achieves three months of sales totaling $6.25M, with a minimum gross margin of 30%.

       3. $10M of Ocean Power common stock, (at a share price equal to the 20 day average prior to achieving this milestone or $6.00 per share, whichever is greater) when the second of the two events described in the above paragraph occurs.

Elektryon, Inc.
29 January, 2002
Attn:  Michael Holmstrom, President
Page 2

Additional Conditions:

       a)   A Fairness Opinion.

       b)   Board, Shareholder and Regulatory approvals as required.

       c)   Opinions in Ocean Power Stock as follows:

            i)   300,000  options for Michael  Holmstrom;
            ii)  250,000 options for Joanne  Firstenberg;
            iii) an exercise price of $0.50;
            iv)  a life of four years; and
            v)   vesting on January 1, 2003.

Yours sincerely,

/s/  Joseph P. Maceda

Joseph P. Maceda
President


ACCEPTED AND AGREED TO:
ELEKTRYON, INC.

By:  /s/ Michael Holstrom
     ----------------------------
       (Name and Title)

ATTACHMENT A
ELEKTRYON

ASSET INVENTORY                     DECEMBER 14, 2001

---------------- --------------------------------------------------------------
      QTY        DESCRIPTION
---------------- --------------------------------------------------------------
       1         A Frame, w/2 ton Dayton electric hoist, 60D X 72W X 111H
---------------- --------------------------------------------------------------
       3         Air Hose
---------------- --------------------------------------------------------------
      22         Air/Fuel Controller, Dynaico
---------------- --------------------------------------------------------------
       1         APS Control Panel
---------------- --------------------------------------------------------------
       1         Barrel Pump, air operated
---------------- --------------------------------------------------------------
       1         Barrel Pump, manual operation
---------------- --------------------------------------------------------------
       1         Battery Charger, 10 amp
---------------- --------------------------------------------------------------
       1         Battery Tester
---------------- --------------------------------------------------------------
       1         Bookcase, 30 X 72
---------------- --------------------------------------------------------------
       1         Bookcase, 36 X 61
---------------- --------------------------------------------------------------
       1         Bookcase, 48 X 66
---------------- --------------------------------------------------------------
       2         Camshafts
---------------- --------------------------------------------------------------
       2         Canopy, old design, used for waste oil storage
---------------- --------------------------------------------------------------
       4         Chains and Binders
---------------- --------------------------------------------------------------
       2         Chair, swivel, gray cloth, no armrests
---------------- --------------------------------------------------------------
       1         Chair, swivel, gray cloth, w/armrests
---------------- --------------------------------------------------------------
       2         Chair, swivel, maroon cloth, w/armrests
---------------- --------------------------------------------------------------
       1         Chassis, w/generator, gearbox, and header set
---------------- --------------------------------------------------------------
       1         Coffee Maker, Bunn
---------------- --------------------------------------------------------------
       1         Compound Wire Cutter
---------------- --------------------------------------------------------------
       1         Compression Tester
---------------- --------------------------------------------------------------
       3         Crankshafts
---------------- --------------------------------------------------------------
       2         Creeper
---------------- --------------------------------------------------------------
       1         Cube Truck
---------------- --------------------------------------------------------------
       4         Desk metal, 30 X 60
---------------- --------------------------------------------------------------
       1         Desk, wood 30 X 60
---------------- --------------------------------------------------------------
       1         Dock Level Ramp
---------------- --------------------------------------------------------------
       1         Dolly, 55 gal drum
---------------- --------------------------------------------------------------
       7         Dolly, Canopy
---------------- --------------------------------------------------------------
       1         Dolly, Canopy
---------------- --------------------------------------------------------------
       2         Dolly Chassis
---------------- --------------------------------------------------------------
       1         Dolly, Chassis
---------------- --------------------------------------------------------------
       1         Dolly, Chassis
---------------- --------------------------------------------------------------
       5         Doors, Canopy, new design
---------------- --------------------------------------------------------------
       2         Drill, cordless
---------------- --------------------------------------------------------------
       1         Drill, electric
---------------- --------------------------------------------------------------
       1         Drill, hammer
---------------- --------------------------------------------------------------
       3         Drop Light
---------------- --------------------------------------------------------------
       1         Drum Clamp, 55 gal, for forklift
---------------- --------------------------------------------------------------
       2         E Com Analyzer
---------------- --------------------------------------------------------------
       2         Engine Blocks
---------------- --------------------------------------------------------------
       2         Engine Stand
---------------- --------------------------------------------------------------
       1         Exhaust Parts, misc. 1 pallet
---------------- --------------------------------------------------------------
       1         Fax Machine, H-P, model 5000N
---------------- --------------------------------------------------------------
       1         Fax Machine, Sharp, model FD-5550
---------------- --------------------------------------------------------------
       4         File Cabinet, 2 drawer, legal
---------------- --------------------------------------------------------------
       4         File Cabinet, 2 drawer, letter
---------------- --------------------------------------------------------------
      12         File Cabinet, 4 drawer, legal
---------------- --------------------------------------------------------------

---------------- --------------------------------------------------------------
       2         File Cabinet, 4 drawer, letter
---------------- --------------------------------------------------------------
       1         Flow Meter
---------------- --------------------------------------------------------------
       3         Fluke Clamp Meters
---------------- --------------------------------------------------------------
       1         Fluke Meter
---------------- --------------------------------------------------------------
       1         Forklift Extensions, pair
---------------- --------------------------------------------------------------
       1         Forklift, Nissan, propane, 5000 lb.
---------------- --------------------------------------------------------------
       2         Gas Detector
---------------- --------------------------------------------------------------
       1         Hand Tools, misc. assortment
---------------- --------------------------------------------------------------
       1         Hand Tools, misc. large assortment
---------------- --------------------------------------------------------------
       1         Hand Truck, green
---------------- --------------------------------------------------------------
       1         Hand Truck, red
---------------- --------------------------------------------------------------
      16         Hapco Silencer, new design
---------------- --------------------------------------------------------------
      20         Header set
---------------- --------------------------------------------------------------
       1         Hydraulic Lift, A/C units, Weaco, model ESPL-80-2424-4W475
---------------- --------------------------------------------------------------
       1         Impact Wrench,1/2"
---------------- --------------------------------------------------------------
       2         Impact Wrench 3/8"
---------------- --------------------------------------------------------------
       1         Ladder, 6' folding
---------------- --------------------------------------------------------------
       1         Ladder, rolling, 10 steps
---------------- --------------------------------------------------------------
       2         Ladder, rolling, 3 steps
---------------- --------------------------------------------------------------
       1         Load Bank, Avtron, 400KW, model K600
---------------- --------------------------------------------------------------
       1         Manometer
---------------- --------------------------------------------------------------
       1         Meter Run, w/rock link
---------------- --------------------------------------------------------------
       1         Micrometers and Calipers
---------------- --------------------------------------------------------------
       1         Microwave, Whirlpool, model MT1100SHQ-1
---------------- --------------------------------------------------------------
       1         Multi Meter
---------------- --------------------------------------------------------------
       1         Oil Pressure Gauge
---------------- --------------------------------------------------------------
       3         Pallet Cage, wire basket
---------------- --------------------------------------------------------------
       1         Pallet Jack, BT Lifter, model L2300
---------------- --------------------------------------------------------------
       1         Pallet Racking, 3 sections, 3 shelves per section
---------------- --------------------------------------------------------------
       1         Paper Shredder
---------------- --------------------------------------------------------------
       3         Parts Cart, plastic w/wheels, 26 X 40
---------------- --------------------------------------------------------------
       3         Parts Rack, metal frame, 18D X 36W X 84H
---------------- --------------------------------------------------------------
       2         Parts Rack, metal frame, 32D X 72W X 84H
---------------- --------------------------------------------------------------
       3         Parts Rack, wire, 4 shelves, 24 X 72
---------------- --------------------------------------------------------------
       2         Parts Rack, wire w/rollers, 18 X 48
---------------- --------------------------------------------------------------
       3         Piston Rods, sets (24)
---------------- --------------------------------------------------------------
       1         Postage Meter, Pitney Bowes, model E700
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #141,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #160,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #182,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #184,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #187,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #189,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #196,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #204,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #205,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #214,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #220,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #223,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #244,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #253,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #255,      C1
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #287,      C1
---------------- --------------------------------------------------------------

---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #29,       PLC
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #290,      C18
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #299,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #312,
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #538,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #539,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #540,      C3,      Building Light Unit
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #541,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #542,      C3,      Piston Test Unit
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #543,      C3
---------------- --------------------------------------------------------------
       1         Powr/Mastr Unit #68,                Used Apache unit
---------------- --------------------------------------------------------------
       1         Pressure Washer
---------------- --------------------------------------------------------------
       1         Printer Stand, metal frame, w/rollers, 23 X 24
---------------- --------------------------------------------------------------
       1         Printer Stand, wood, w/rollers, 16 X 21
---------------- --------------------------------------------------------------
       4         Radiator, new design
---------------- --------------------------------------------------------------
       1         Refrigerator, GE
---------------- --------------------------------------------------------------
       1         Ring Filer
---------------- --------------------------------------------------------------
       1         Safe, small fire safe, Sentry, model 2190
---------------- --------------------------------------------------------------
       2         Safety Cans, w/lids, red
---------------- --------------------------------------------------------------
       2         Sheet Metal, misc pcs, pallet
---------------- --------------------------------------------------------------
       1         Sound Measuring System
---------------- --------------------------------------------------------------
       1         Spill Containment Stand, for 2 - 55 gal drums
---------------- --------------------------------------------------------------
       1         Storage Cabinet, 18D X 48W X 78H
---------------- --------------------------------------------------------------
       1         Strapping Tool, rack and material
---------------- --------------------------------------------------------------
       1         Table, 18 X 28
---------------- --------------------------------------------------------------
       3         Table, folding, 30 X 72
---------------- --------------------------------------------------------------
       2         Table, folding, 30 X 96
---------------- --------------------------------------------------------------
       1         Table, metal frame, 30 X 60
---------------- --------------------------------------------------------------
       1         Table, wood, w/wing, w/rollers, 15 X 26
---------------- --------------------------------------------------------------
       4         Timing Light
---------------- --------------------------------------------------------------
       6         Torque Wrenches
---------------- --------------------------------------------------------------
       1         Trailer, 1998, VIN 16VFX2022W1H98935
---------------- --------------------------------------------------------------
       1         Trailer, 2000, 24' Flatbed, VIN 16VGX2424Y1327836
---------------- --------------------------------------------------------------
       1         Travel Tool Kit and pelican box
---------------- --------------------------------------------------------------
       1         Truck, 1998 Suburban, VIN 3GKFK16R3WG500484
---------------- --------------------------------------------------------------
       1         Truck, 2000 GMC, VIN 1GTGK23J9YF511949
---------------- --------------------------------------------------------------
       1         Truck, 2000 GMC, VIN 1GTGK23JXYF505139
---------------- --------------------------------------------------------------
       1         Vacuum Cleaner, shop vac, Ridgid. 12 gal. Wet/dry
---------------- --------------------------------------------------------------
       1         Vacuum Tester
---------------- --------------------------------------------------------------
       1         Valve Spring Compressor, air operated
---------------- --------------------------------------------------------------
       1         Vise, bench, 5'
---------------- --------------------------------------------------------------
       1         Volt Meter, w/silver case
---------------- --------------------------------------------------------------
       1         Water Cooler
---------------- --------------------------------------------------------------
       1         Welder, Miller 250, S/N KK154792
---------------- --------------------------------------------------------------
       1         Work Bench, metal, 30 X 80
---------------- --------------------------------------------------------------
       3         Work Bench, metal, 36 X 72
---------------- --------------------------------------------------------------
       5         PowerMasters
---------------- --------------------------------------------------------------

LAS VEGAS OFFICE

------------------------------------------------------------ -------------------------- ------------------------------
ASSET DESCRIPTION 1                                          COST                       MINUS DEPRECIATION
------------------------------------------------------------ -------------------------- ------------------------------
Telephone Systems - LV                                                            3500                        2569.86
------------------------------------------------------------ -------------------------- ------------------------------
Wood Desks                                                                         560                         411.86
------------------------------------------------------------ -------------------------- ------------------------------
Computer                                                                           810                         487.33
------------------------------------------------------------ -------------------------- ------------------------------
Computer/Printer Advanta                                                        611,26                         251.53
------------------------------------------------------------ -------------------------- ------------------------------
Computer/Printer Office Depot                                                      500                         291.51
------------------------------------------------------------ -------------------------- ------------------------------
CPU                                                                                800                          587.4
------------------------------------------------------------ -------------------------- ------------------------------
CPU-2                                                                              810                         594.74
------------------------------------------------------------ -------------------------- ------------------------------
Fax/Copier/Printer - HP                                                            400                          293.7
------------------------------------------------------------ -------------------------- ------------------------------
Misc. Computer Equip                                                               929                         682.12
------------------------------------------------------------ -------------------------- ------------------------------
Monitor                                                                            320                         234.96
------------------------------------------------------------ -------------------------- ------------------------------
Monitor 2                                                                          320                         234.96
------------------------------------------------------------ -------------------------- ------------------------------
Printer                                                                            300                         220.27
------------------------------------------------------------ -------------------------- ------------------------------
Printer - Cannon Bubble                                                           1200                          881.1
------------------------------------------------------------ -------------------------- ------------------------------
Printer - HP                                                                       300                         220.27
------------------------------------------------------------ -------------------------- ------------------------------
Printer - HP Color                                                                 320                         234.96
------------------------------------------------------------ -------------------------- ------------------------------
Scanner                                                                            300                         220.27
------------------------------------------------------------ -------------------------- ------------------------------
Office Furniture                                                                600.49                         227.07
------------------------------------------------------------ -------------------------- ------------------------------
Office Furniture 2                                                             1404.65                         532.69
------------------------------------------------------------ -------------------------- ------------------------------
Office Furniture 3                                                                5000                        1896.17
------------------------------------------------------------ -------------------------- ------------------------------
Computer Hardware                                                              1809.68                         621.01
------------------------------------------------------------ -------------------------- ------------------------------
Dell Computers & Software                                                       7909.7                        2999.63
------------------------------------------------------------ -------------------------- ------------------------------
3 COM Robotics Modem                                                            327.94                         120.61
------------------------------------------------------------ -------------------------- ------------------------------
Furniture--Invoice #145303                                                      1139.97                         374.38
------------------------------------------------------------ -------------------------- ------------------------------
Computers                                                                        325.8                         108.78
------------------------------------------------------------ -------------------------- ------------------------------
Computers                                                                       143.94                          45.86
------------------------------------------------------------ -------------------------- ------------------------------
Conf. Table                                                                       2128                         658.17
------------------------------------------------------------ -------------------------- ------------------------------
Exec Hi Back Chair                                                              799.95                         247.42
------------------------------------------------------------ -------------------------- ------------------------------
Fluke 97 Auto-Scope Meter                                                          600                         242.62
------------------------------------------------------------ -------------------------- ------------------------------
Office Furniture                                                                452.38                         173.05
------------------------------------------------------------ -------------------------- ------------------------------
Laser Jet Printer                                                              1612.61                         445.01
------------------------------------------------------------ -------------------------- ------------------------------
New Cube for LV Staff                                                           13,563                         10,800
------------------------------------------------------------ -------------------------- ------------------------------
CD-Writer DRV 9600 SE                                                             1800                         439.67
------------------------------------------------------------ -------------------------- ------------------------------
Dell M570 15IN Monitor                                                             165                          40.21
------------------------------------------------------------ -------------------------- ------------------------------
Dell M570 15IN Monitor                                                             165                          40.21
------------------------------------------------------------ -------------------------- ------------------------------
15 Office Chairs w/seat glide and adjust                                          4170                            973
------------------------------------------------------------ -------------------------- ------------------------------
Entire rack/server current value 14,000                                         21,000
------------------------------------------------------------ -------------------------- ------------------------------
Includes: Cisco 3524                                                                                            1,000
------------------------------------------------------------ -------------------------- ------------------------------
Cisco 3524                                                                                                      1,000
------------------------------------------------------------ -------------------------- ------------------------------
Dell 2450                                                                                                       3,000
------------------------------------------------------------ -------------------------- ------------------------------
Dell 2450                                                                                                       3,000
------------------------------------------------------------ -------------------------- ------------------------------
Dell 2400                                                                                                       2,500
------------------------------------------------------------ -------------------------- ------------------------------
APC 3000                                                                                                        1,000
------------------------------------------------------------ -------------------------- ------------------------------
Rack w/keyboard, monitor, 3 drives, acl.                                                                        2,500
------------------------------------------------------------ -------------------------- ------------------------------
Frigidare Fridg                                                                    460                            280
------------------------------------------------------------ -------------------------- ------------------------------
Microwave/Panasonic                                                                130                             70
------------------------------------------------------------ -------------------------- ------------------------------
6x4 Standing cabinets 5 total                                                      544                            400
------------------------------------------------------------ -------------------------- ------------------------------
Shredders 5 total                                                                  239                            160
------------------------------------------------------------ -------------------------- ------------------------------

TOTALS                                                                       78,470.37                      44,311.72
------------------------------------------------------------ -------------------------- ------------------------------